Legg Mason Tax-Exempt Trust, Inc.
               Supplement to the Prospectus dated May 1, 2003

The following paragraph replaces the third paragraph under the heading "Distributor of the fund's shares" on page 8:

         Legg Mason may enter into agreements with other brokers to sell shares of the fund. Legg Mason pays these brokers up to 100% of the service fee that it receives from the fund for those sales.

The following sentence replaces the first sentence under the heading "Exchange Privilege" on page 15:

         Fund shares may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of series of The Royce Funds (except Royce TrustShares Fund) provided these funds are eligible for sale in your state of residence.


               This supplement is dated June 2, 2003. It should be retained with your prospectus for future reference.